UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Systemax Inc.
(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting of

Stockholders of Systemax Inc. to be Held on June 12, 2009

SYSTEMAX INC.

Meeting Information

Meeting Type:    Annual
For holders as of:   04/22/09
Date:  06/12/09
Time: 2:00 P.M., EDT
Location:	Company's Corporate Offices 11 Harbor Park Drive Port Washington, NY 11050

SYSTEMAX  INC.
11  HARBOR PARK  DRIVE
PORT WASHINGTON, NY  11050

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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requesting a copy. Please choose one of the following methods to make your request:

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please bring this notice or other proof of the share ownership for admittance. Please review other details regarding meeting attendance and directions to the meeting in the Proxy Statement, which is available at www.proxyvote.com. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors  recommends   that
you vote FOR the  following:

1.      Election of Directors

Nominees:

01)   Richard Leeds
02)   Bruce Leeds
03)   Robert  Leeds
04)   Gilbert Fiorentino
05)   Lawrence  P. Reinhold
06)   Stacy S. Dick
07)   Robert  D. Rosenthal
08)   Marie  Adler-Kravecas

The Board of Directors  recommends   that  you  vote FOR the  following:

2.   Proposal to ratify the appointment of  Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2009